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                                                                   EXHIBIT 10.04

                           Joint Ownership Agreement

This Joint Ownership Agreement ("Agreement") is entered into November 26, 1996 by and between the NATIONAL ASSOCIATION of REALTORS(R), an Illinois not for profit corporation having offices at 430 North Michigan Avenue, Chicago, Illinois 60611-4087 ("NAR"), and NetSelect, L.L.C., a Delaware limited liability company having offices at 5655 Lindero Canyon Road, Suite 106, Westlake Village, California 91362 ("NetSelect") and NetSelect, Inc., a Delaware corporation having offices at 5655 Lindero Canyon Road, Suite 106, Westlake Village, California 91362 ("NetSelect, Inc.").

WHEREAS, the REALTORS Information Network/TM/, Inc., a wholly owned subsidiary of NAR and RealSelect, Inc., ("RealSelect") which is owned in part by NetSelect, have entered into an Operating Agreement (as hereinafter defined);

WHEREAS, NAR and NetSelect desire to own jointly the Software and Enhanced Software (as each are hereinafter defined) used by RealSelect to perform its obligations under the Operating Agreement;

WHEREAS, the parties desire to limit certain of their business activities during the term of the Operating Agreement;

NOW, THEREFORE, in consideration of the foregoing and mutual agreements hereinafter set forth, the parties hereby agree as follows:

                                   ARTICLE I
                                  Definitions

1.1  "Agreement" shall mean this Joint Ownership Agreement.

     "Control" shall mean the beneficial ownership of more than 50% of the equity or voting securities of any Person.

     "Controlled Entities" shall mean any Person which is (i) owned or controlled by NAR, NetSelect or NetSelect, Inc. or (ii) is owned or controlled by such Person or (iii) is under common control with such Person.

     "Enhanced Software" shall have the meaning specified in Article III.

     "Operating Agreement" shall mean that certain Operating Agreement dated the date hereof between RealSelect and REALTORS(R) Information Network, Inc.

     "Person(s)" shall mean any actual person, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, or joint venture.

     "Real Estate Related Business" shall mean real estate brokerage, real estate management, mortgage financing, appraising, counseling, land development and building, title

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      insurance, escrow services, franchising, operation of an association comprised of real estate licensees and operation of a multiple listing service.

     "Software" shall mean the software described in Schedule A.

                                   ARTICLE II
                                Joint Ownership

 2.1 NetSelect hereby grants joint and independent right, title and interest, including without limitation all copyrights, in the Software to NAR. Until the termination of the Operating Agreement, NAR and its Controlled Entities use of the Software and the Enhanced Software shall be solely in connection with the Electronic Display (as defined in the Operating Agreement) of information in connection with Real Estate Related Businesses.

 2.2 NetSelect shall provide NAR an electronic copy of the source code of the Software by December 10, 1996. During the term of the Operating Agreement, NAR shall not, nor shall it permit its Controlled Entities to, sublicense, transfer, distribute, assign, disclose or give a copy of the Software or Enhanced Software to a Person other than NAR or a Controlled Entity.

 2.3 NetSelect shall have the right to modify, use, license, distribute, copy, display and maintain the Software for all purposes without accounting for profits, including without limitation the right to grant a non-exclusive, royalty free license to the Software and the Enhanced Software to RealSelect.

                                  ARTICLE III
                                  Enhancements

     Any modification, update, correction, upgrade, enhancement and development made by or for NetSelect or NAR to the Software ("Enhanced Software") during the term of the Operating Agreement shall be jointly owned by NAR and NetSelect and subject to the rights granted by, and restrictions of, this Agreement. As of the date of termination of the Operating Agreement, Enhanced Software shall be jointly and independently owned by NAR and NetSelect. NetSelect agrees to transfer to NAR a copy of Enhanced Software, including related documentation and materials, as of the date of termination of the Operating Agreement. After the termination of the Operating Agreement, (i) NAR shall have unrestricted and unlimited ownership rights in the Software and Enhanced Software, except that any use by NAR or its Controlled Entities of the Software and Enhanced Software shall be limited to Real Estate Related Businesses, (ii) NAR and its Controlled Entities may only license, transfer, distribute, assign, disclose or give a copy of the Software or Enhanced Software to a Person for use in Real Estate Related Businesses, and (iii) any modification, update, correction, upgrade, enhancement or development shall be owned by the party creating same.

                                   ARTICLE IV
                                  Restrictions

     Each of the parties agrees for itself and on behalf of its Controlled Entities that, except as permitted in the Operating Agreement, during the term of the Operating Agreement, it and its Controlled Entities shall not engage, directly or indirectly, in the Electronic Display of Real

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Property Ads (each as defined in the Operating Agreement) and shall not directly or indirectly develop, market, sell, acquire an equity position in, be engaged or employed by, or endorse, sponsor or support any service or enterprise or authorize, appoint or engage any other Persons for the purpose of the Electronic Display of Real Property Ads or real estate information similar to the content of Real Property Ads. A failure by any party or its Controlled Entities to comply with the obligations set forth in this Article shall not constitute a breach of this Agreement unless it continues for thirty (30) days after written notice has been given to the defaulting party by another party.

                                   ARTICLE V
                                   Warranties

     NetSelect's grant of joint ownership of the Software and Enhanced Software to NAR is on an "As Is", "Where Is" basis, without warranty of any kind whatsoever, except that NetSelect hereby warrants that it has full and complete ownership of the Software and knows of no claims challenging its ownership of the Software, including copyright or patent claims. In the event that NetSelect's ownership of the Software is adversely impacted by any patent claim asserted by any Person, then NAR agrees to limit its remedies to those set forth in Article VI.

     THE PARTIES HEREBY WAIVE ANY AND ALL WARRANTIES IMPLIED BY LAW INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE VI
                          Infringement Indemnification

     NetSelect shall indemnify and hold NAR, its Controlled Entities and their respective officers, directors, agents and employees harmless from and against any and all claims, demands, actions, losses, liabilities, expenses (including reasonable legal fees and expenses), suits and proceedings arising from the infringement or alleged infringement, of any third party's intellectual property rights (including copyright, patent and other property rights or claims), in relation to the Software and Enhanced Software. If such claim arises, or in NetSelect's judgment is likely to arise, NetSelect may, at its option either:

     (i) Pursue the right for, including entering into agreements which permit, NAR and its Controlled Entities to continue to benefit from the Software and Enhanced Software as provided herein; or

     (ii) Replace or modify same in an equivalent manner so that it becomes non-infringing; or

     (iii)  Discontinue the feature subject to such claim.

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                                  ARTICLE VII
                                 Miscellaneous

     7.1 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and effective (a) upon receipt, if delivered in person, by cable, by telegram or facsimile (b) one business day after deposit prepaid with a national overnight express delivery service (e.g. Federal Express or Airborne) or (c) three business days after deposit in the United States mail (registered or certified mail, postage prepaid, return receipt requested):

If to NAR

                         National Association of REALTORS(R)
                         430 N. Michigan Avenue
                         Chicago, IL  60611-4087
                         Attention:  Executive Vice President
                         Fax No.:  (312) 329-8256
if to NetSelect

                         NetSelect, L.L.C.
                         5655 Lindero Canyon, Suite 106
                         Westlake Village, CA  91362
                         Attention:  President
                         Fax No.:  (818) 879-5822
and if to NetSelect, Inc.

                         NetSelect, Inc.
                         5655 Lindero Canyon, Suite 106
                         Westlake Village, CA  91362
                         Attention:  President

or such other addresses as specified by the parties in writing from time to time.

     7.2 Amendments. This Agreement may be amended or modified only by a written instrument so stating and executed by the parties.

     7.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.4 Parties in Interest; No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, the rights and responsibilities of the parties under this Agreement may not be assigned without the prior written consent of the other party.

     7.5 Applicable Law. THIS AGREEMENT AND ALL THE RIGHTS AND DUTIES OF THE PARTIES ARISING FROM OR RELATING IN ANY WAY TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE TRANSACTION(S) CONTEMPLATED BY IT, SHALL BE GOVERNED BY, CONSTRUED, AND ENFORCED IN ACCORDANCE

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WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ITS RULES
RELATING TO CONFLICTS OF LAWS.

     7.6 Waiver. No provision in this Agreement shall be deemed waived by course of conduct, unless such waiver is in writing signed by both parties and stating specifically that it was intended to modify this Agreement.

     7.7 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

     7.8 Negation of Agency. The parties are independent contractors. Nothing contained herein shall be deemed to create an agency, joint venture, franchise, or partnership relation between the parties, and no party shall so hold itself out. No party shall have the right to obligate or bind another party in any manner whatsoever, and nothing contained in this Agreement shall give or is intended to give any rights of any kind to third persons.

     7.9 Entire Agreement. This Agreement constitutes the entire agreement between the parties governing the matters addressed herein. No prior agreement or representation, whether oral or written, shall have any force or effect thereon.

     7.10 NAR Representation. NAR hereby represents that (i) the current RIN debt owed to NAR is not in default and (ii) in November, 1994, the NAR Board of Directors made the original loan to RIN on the condition that it be for a five year term with principal and interest payments commencing at the beginning of the fifth year.

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          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date.

                              NATIONAL ASSOCIATION OF REALTORS(R)

                              By: /s/ Alman R. Smith
                                  ----------------------------------------

                              Name: Alman R. Smith
                                    --------------------------------------

                              Title: Executive Vice President
                                     -------------------------------------


                              NetSelect, L.L.C.

                              By: /s/ Stuart Wolff
                                  ----------------------------------------

                              Name: Stuart Wolff
                                    --------------------------------------

                              Title: CEO
                                     -------------------------------------

                              NetSelect, Inc.

                              By: /s/ Stuart Wolff
                                  ----------------------------------------

                              Name: Stuart Wolff
                                    --------------------------------------

                              Title: CEO
                                     -------------------------------------

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          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date.

                              NATIONAL ASSOCIATION OF REALTORS(R)

                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________


                              NetSelect, L.L.C.

                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________


                              NetSelect, Inc.

                              By: ________________________________________

                              Name: ______________________________________

                              Title: _____________________________________

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                                   Schedule A
                            Description of Software

 1. The Software performs the following major functions:
    A. Download property and member information from the Data Content Providers and convert this information into the format need to display Real Property Ads. This software's function is detailed in Section 5.3(a) and
       Schedule I.
    B. Displaying of Real Property Ads on the Internet as described in Section 5.3.(b), 5.4. and Schedule J.
    C. Reformatting Real Property Ads data for interfacing with newspapers print products.
    D. Display and accounting for banner advertising.
    E. Back office accounting functions for the Real Property Ad Business.
    F. Back office customer service support software.
    G. Credit card processing and accounting.

2. The Software includes all software developed by InfoTouch Corporation under its DISTRIBUTION AND WEB SITE DEVELOPMENT AGREEMENT with RIN and any enhancements and modifications thereto including all programs, scripts, tables that store information and the HTML scripts that drive the screen displays on the Domain Site.

3. The Software was developed and is maintained using a number of operating systems and programming utilities licensed from third parties including but not limited to the following:
    A.  Microsoft C++ compilers
    B.  Microsoft NT and Windows operating
    C.  Microsoft Back Office including Microsoft SQL server
    D. Various communications and scripting languages including: Crosstalk, Pearl, etc.
    E. Various software utilities and tools used for development and maintenance.


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